Form 8-K - CURRENT REPORT

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 27, 2002

                              McCombs Realty Partners
               (Exact name of registrant as specified in its charter)


             California               0-14570                33-0068732
    (State or other jurisdiction     (Commission          (I.R.S. Employer
          of incorporation)          File Number)          Identification
                                                               Number)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                      (Address of principal executive offices)


         Registrant's telephone number, including area code (864) 239-1000

                                       N/A

                   (Former address, if changed since last report)






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Item 4.    Changes in Registrant's Certifying Accountant


As of June 27, 2002, KPMG LLP the independent accountant previously engaged as the principal accountant to audit the financial statements of McCombs Realty Partners (the "Registrant" or the "Partnership"), was terminated. As of the same date, the firm of Ernst & Young LLP was engaged to provide the service for the Registrant.

The audit report of KPMG LLP on the financial statements of the Partnership as of and for the year ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of KPMG LLP for the year ended December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. Except, however the 2000 audit report was modified as to the uncertainty of the Partnership to continue as a going concern.

The decision to change accountants was approved by the board of directors of the general partner of the Partnership on June 27, 2002.

During the Partnership's two most recent fiscal years and any subsequent interim period preceding the change, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Registrant has provided a copy of this disclosure to the former accountant, and the Registrant requested that the former accountant furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant, and, if not, stating the respects in which it does not agree. A copy of the former accountant's response indicating agreement is included as an exhibit to this report.

Item 7.    Financial Statements and Exhibits

   (c)     Exhibits

           16.1   Letter  dated  June  27,  2002  from  the  former   accountant
                  regarding its concurrence with the statements made by the Registrant in this Current Report.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             MCCOMBS REALTY PARTNERS


                                 By:     CRPTEX, INC.
                                         General Partner

                                 By:     /s/Patrick J. Foye
                                         Patrick J. Foye
                                         Executive Vice President

                                 Date:   July 3, 2002

                                                                  Exhibit 16.1





June 27, 2002



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Ladies and Gentlemen:

We were previously principal accountants for McCombs Realty Partners and, under the date of February 28, 2002, we reported on the financial statements of McCombs Realty Partners as of December 31, 2001 and for the years ended December 31, 2001 and 2000. On June 27, 2002, our appointment as principal accountants was terminated. We have read McCombs Realty Partners' statements included under
Item 4 of its Form 8-K dated June 27, 2002, and we agree with such statements, except that we are not in a position to agree or disagree with McCombs Realty Partners' statement that the change was approved by the board of directors of the general partner of the Partnership.

Very truly yours,


KPMG LLP
Greenville, South Carolina